UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  November 18, 2009

Home Federal Bancorp, Inc.
(Exact name of registrant as specified in its charter)

                                                          Maryland                                                                001-33795                                                68-0666697
                                                          (State or other jurisdiction                                         (Commission File                                          (I.R.S. Employer
                                                                      of incorporation)                                                        Number)                                            Identification No.)

500 12th Avenue South
Nampa, Idaho  83651
(Address of principal executive offices and zip code)

(208) 466-4634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17   CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Home Federal Bancorp, Inc. (“Company”) announced on November 18, 2009 that the Company’s Board of Directors declared a quarterly cash dividend of $0.055 per share on the Company’s outstanding shares of common stock.  The dividend will be payable on December 15, 2009 to shareholders of record at the close of business on December 1, 2009.  The press release announcing the dividend is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of Home Federal Bancorp, Inc. dated November 18, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                      HOME FEDERAL BANCORP, INC.

Date:  November 18, 2009                                                                                                                 By: /s/ Eric S. Nadeau
                                                                     Eric S. Nadeau
                                                                     Executive Vice President and Chief
                                                                     Financial Officer